                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 21, 1996

                          American Phoenix Group, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Delaware                   0-26110            13-3768554
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(STATE OR OTHER JURISDICTION OF        (COMMISSION        (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)       IDENTIFICATION NUMBER)

5 Park Plaza, Suite 1260, Irvine, CA                                  92714
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code:               (714) 224-2525
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(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         (a) On October 30, 1996, Registrant dismissed Israeloff, Trattner & Co. as its independent accountants ("Israeloff"). This action had been approved by Registrant's Board of Directors. Israeloff's reports on Registrant's financial statements for the years ended December 31, 1994 and 1995 contained "going concern" qualifications. Otherwise, during the past two years Israeloff did not issue a report on Registrant's financial statements that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

         During the period of their engagement from September 1994 until October 30, 1996, there were no disagreements between Registrant and Israeloff on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of Israeloff, would have caused them to make reference to the subject matter of the disagreement in connection with any report that was to have been, or will be, prepared for Registrant.

         (b) On October 30, 1996 the Board of Directors of Registrant appointed Hollander Gilbert & Co. ("Hollander") as its independent accountants. Prior to such engagement, Registrant did not consult with Hollander regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         1. Letter by independent accountants in connection with the disclosure under item 4 of this Report.

ITEM 8.           CHANGE IN FISCAL YEAR.

         On October 21, 1995, Registrant's Board of Directors determined to change Registrant's fiscal year from December 31 to August 31, which was the fiscal year end of the non-surviving, operating entity in the merger (the "Merger") between Registrant and American Phoenix Group, Inc. The Merger was accounted for as a reverse acquisition.

         Registrant's next periodic report will be the Annual Report on Form 10-K for the fiscal year ended August 31, 1996 which will be filed on or before the date required under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. No transition report is required to be filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 31, 1996

                                            AMERICAN PHOENIX GROUP, INC.

                                            By:   /s/Daniel France
                                                  ------------------------------
                                                  Daniel A. France,
                                                  Chief Financial Officer

                                    Exhibit Index





Exhibit  1.       Letter by independent accountants in connection with the
         disclosure under item 4 of this Report.